Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events

Note 11 – Subsequent Events

On July 24, 2025, the Company entered into an agreement with Dr. Ishwar K. Puri and Beth R. Levinson for the acquisition of all equity interests in JandB Holdings LLC, a California limited liability company (“J&B”). J&B was newly formed and held a single patented asset. No other assets, liabilities, employees or facilities were acquired. The single asset passed the “screen test” to be considered an asset acquisition. Expenses of the transaction were not significant.

Under the terms of the asset acquisition, the transaction consideration includes:

(i)	a cash payment of $500,000 and

(ii)

shares of Company common stock equal to (a) 120,000 shares of Company common stock with an attributed value of $25 per share, less (b) an amount of shares equal to (x) the aggregate transaction fees incurred by the Company in connection with all of the transactions related to the Agreement divided by (y) $25.00, rounded up to the nearest whole share.

The Company remitted the cash payment for the patent on October 3, 2025 and received assignment of the patent effective October 8, 2025. As of November 13, 2025, the shares have yet to be issued.

On October 4, 2025, the Company’s wholly owned subsidiary, NuroMENA, signed a Master Services Agreement (MSA) with Insights Research Organization & Solutions (IROS), a UAE- based contract research organization (CRO) and part of the M42 group. The MSA has an initial term of three years from the first work order executed under the agreement. The first work order to be executed under the MSA covers a multi-site, randomized Phase 2b/3 study titled A Multi-Site, Randomized, Phase 2b/3 Study Evaluating Overall Survival of Intranasal NEO100 in Patients with Progressive or Recurrent Grade III Astrocytomas and Glioblastoma Multiforme (GBM), Stratified by IDH1 Mutation Status, Compared to Best Standard of Care.

On November 4, 2025, the Company sold 76,665 shares of common stock at $9.78 per share for gross proceeds of approximately $750,000 pursuant to Equity Purchase Agreement with Mast Hill Fund, LP.

On November 6, 2025, the Company granted 1,200,000 RSUs to Amir Heshmatpour and 70,000 RSUs to Grace Fisher.

NEONC TECHNOLOGIES HOLDINGS, INC.
Subsequent Events

Note 12 – Subsequent Events

The Company has evaluated subsequent events through February 26, 2025, the date these financial statements were available to be issued and determined the following subsequent events have been identified and would require adjustment to our disclosure in the financial statement except as disclosed in Note 10:

In February 2025, our Executive Chairman advanced the Company approximately $300,000. The advances carry a 50% (or 1 times amounts borrowed) original issue discount (“OID”) on the principal. In the event of default, interest is payable at on any unpaid balance at a rate of 10% per annum. The Executive Chairman is to receive a total of $600,000 upon repayment of such advances, including OID, absent default. The Company shall pay the Executive Chairman the entire unpaid principal balance on the earlier of one year following the date of the effective date of the agreement or the date of the direct listing on the Nasdaq Global Market.